Exhibit 10.4
                                                                    ------------

                               PURCHASE AGREEMENT

         THIS AGREEMENT made this 13th day of November 1998 by and among Mr. Bobby Davis, Ms. Deborah Lunceford, Mr. James Loflin and Mr. Charles Loflin, for and on behalf of Bonnie Davis (hereinafter collectively referred to as "Seller"), and FSGI Corporation, a Florida Corporation (hereinafter referred to as "FSGI") ("Buyer");

         WHEREAS, Seller has agreed to sell to FSGI and FSGI has agreed to purchase the Business upon and subject to the terms and conditions hereof; and

         WHEREAS, Seller is the legal and beneficial owner of all of the issued and outstanding shares of the capital stock of Bonnie Davis, P.C., and

         WHEREAS, in order to induce FSGI to purchase the Business, Seller has agreed to the conditions and covenants herein contained and to make the warranties and representations hereinafter set forth; and

         NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained the parties hereto hereby covenant and agree as follows:

                                  WITNESS THAT:

1.       SUPERSEDING EFFECT

         This Agreement supersedes all oral or written agreements, if any, between the parties and constitutes the entire agreement between the parties with respect to this Agreement.

2.       ASSETS TO BE SOLD

         A. The Seller shall sell and the Buyer shall purchase, free from all liabilities and encumbrances the business of the Seller including access to, and the right to service the Seller's credit union clients (hereinafter referred to as the "Business") throughout the State of Georgia and wherever else they may be located (the "Territory").

         B. In addition to the representation and servicing of credit union clients, the Business includes: all information regarding such clients that may be contained in hard copy or computer software. The Business' credit union clients and all information which pertains thereto are specifically detailed in Exhibit "A", attached hereto and made a part hereof, entitled "Credit Union clients of Bonnie Davis, P.C."

3.       PURCHASE PRICE

         FSGI shall pay to Seller or in the event of his death to his estate, a purchase ("Purchase Price") of $80,000.00. Said price shall be paid in restricted stock of FSGI over a 2 year period as outlined below.

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4.       PAYMENT

         The purchase price shall be paid in FSGI restricted common stock, at a value of $2.00 per share. Therefore, FSGI will issue, after this agreement has been signed, 40,000 shares of restricted common stock subject to the following conditions and restrictions:

         A. 20,000 shares of restricted common stock of FSGI, valued at $2.00 per share will be issued. The stock will bear a restrictive legend for a period of 12 months. Also, if the average bid price for the five (5) trading days prior to the 12 month anniversary date is less than $2.00, then FSGI will issue additional shares in order to ensure a value of $40,000.00 to the Seller. If the five (5) day average is $2.00 or higher, no additional shares will be issued for the first $40,000.00 (one half of the purchase price).

         B. An additional 20,000 shares of restricted common stock of FSGI, valued at $2.00 per share, will also be issued representing the second half of the purchase price. This stock will be bear a restrictive legend for 24 months. Also, if the average bid price for the five (5) trading days prior to the 24 month anniversary date is less than $2.00, then FSGI will issue additional shares in order to ensure a value of $40,000.00 to the Seller. If the five (5) day average is $2.00 or higher, no additional shares will be issued for the second $40,000.00 (second half of the purchase price).

         C. Should the gross revenue (see Exhibit "B") for the twelve month period immediately succeeding the consummation (closing date) of this transaction not equal or exceed 80% of the purchase price ($64,000.00), then the share adjustment provisions outlined above will not apply. Said provisions refer to the issuance of additional shares if the 5 day average bid price falls below $2.00. As a result, the Seller would receive a total of 40,000 shares of common stock of FSGI and no additional shares would be given by the Buyer to the Seller. All other terms and conditions as outlined in this contract, will remain in full force and effect.

5.       REPRESENTATIONS OF SELLER

         As an inducement to FSGI to purchase the Business, the Seller warrants and represents as follows:

         A. Bobby Davis, Deborah Lunceford, James Loflin and Charles Loflin have the full power and right to execute this Agreement and to sell the Business.

         B. Bobby Davis as an officer and shareholder, is the owner of and has good and marketable title to all the Business assets being sold hereunder, or has the right to transfer Bonnie Davis' interest in any such asset.


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         C. None of the Sellers, on behalf of Bonnie Davis, have entered into any other contract to sell all or any part of the Business, nor have they pledged any revenue from the Business to any third parties.

         D. Seller or Bonnie Davis have not entered into any contracts, leases or other agreements with respect to the Business.

         E. Seller, or on behalf of Bonnie Davis, has or shall pay in full through the Closing Date all federal, state, city or other local taxes including withholding, personal property, sales, use, social security and unemployment. Seller shall also pay any sales taxes resulting from the transfer of Business to the Buyer.

         F. (1) There are no suits, claims or other proceedings in law or equity pending or to Seller's knowledge threatened against the Business.

             (2) There are no suits, claims or other proceedings in law or equity pending or contemplated in which Bonnie Davis is a plaintiff, petitioner or a party.

         G. There is not now nor shall there be at the time of the Closing any judgments, liens or other encumbrances outstanding against Bonnie Davis or the Business.

         H. there have been no federal, state, city or local investigations with respect to Bonnie Davis or the Business.

         I. Seller's have no power of attorney outstanding with respect to the Business.

6.       INDEMNIFICATION BY SELLER

         Seller, for and on behalf of, jointly and severally, shall indemnify and hold harmless FSGI and its successors and assigns from all demands, claims, actions, assessments, losses, damages and attorney's fees and costs resulting from any state of facts existing prior to the time of Closing.

7.       ADDITIONAL DOCUMENTS

         Seller shall execute any and all documents, prior to and after the closing Date, that are required to implement the terms and intent of this Agreement.

8.       USE OF SELLER'S NAME

         FSGI is authorized to use the trade name "Bonnie Davis, P.C." in connection with the Business following the Closing only until all credit union clients have been contacted, but under no circumstances longer than 180 days.

9.       NOTICE TO CLIENTS

         As soon as possible after signing of this agreement, Seller will issue a joint notice to the clients of the Business advising them of the purchase of the Business by FSGI.


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10.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties of Seller, for and on behalf of Bonnie Davis, shall survive the Closing.

11.      BINDING ON SUCCESSORS

         This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of Seller and FSGI.

12.      BROKERS

         A. Seller and FSGI warrant and represent to each other than neither has employed any broker, finder or other person or entity in connection with the sale contemplated by this Agreement.

         B. Seller and FSGI shall indemnify each other from any claim and any costs associated therewith by any such broker, finder, person or entity.

13.      CHANGES TO SELLER'S WARRANTIES AND REPRESENTATIONS

         Prior to the Closing, if there are any changes to the Sellers' warranties or representations set forth in this Agreement, Seller shall immediately notify FSGI in writing by certified or registered mail, return receipt requested or by delivery to FSGI in person of such writing.

14.      ARTICLE HEADINGS

         The heading or subheadings of articles contained hereto are used for convenience and ease of reference and shall not limit the scope or intent of the article.

15.      ARBITRATION AND APPLICABLE LAW

         Any controversy or claim arising out of or relating to this Agreement or the breach thereof, shall be settled by arbitration to be held in Atlanta, Georgia in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. This Agreement shall be governed by the laws of the State of Georgia.

16.      NOTICES AND CORRESPONDENCE

         A.       To Seller:                 Bobby Davis
                                             2093 Weems Road
                                             Locust Grove, GA  30248



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         B.       To FSGI:                   FSGI Corporation
                                             300 Willowbend Rd.
                                             Suite H
                                             Peachtree City, GA  30269

         or any address provided prior written notice is given to the other party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement which is effective as of November 23, 1998.



Witness:                                     BOBBY DAVIS

                                             /s/ Bobby Davis
-----------------------------                ------------------------------
                                             By: Bobby Davis


Witness:                                     DEBORAH LUNCEFORD

                                             /s/ Deborah Lunceford
-----------------------------                ------------------------------
                                             By: Deborah Lunceford


Witness:                                     CHARLES LOFLIN

                                             /s/ Charles Loflin
-----------------------------                ------------------------------
                                             By: Charles Loflin


Witness:                                     JAMES LOFLIN

                                             /s/ James Loflin
-----------------------------                ------------------------------
                                             By: James Loflin


Witness:                                     FSGI CORPORATION

                                             /s/ Jason Lents
-----------------------------                ------------------------------
                                             By: Jason Lents
                                                 President